SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   APRIL 30, 1998


                   MARCUS CABLE COMPANY, L.P.
             MARCUS CABLE OPERATING COMPANY, L.L.C.
                MARCUS CABLE CAPITAL CORPORATION
              MARCUS CABLE CAPITAL CORPORATION II
              MARCUS CABLE CAPITAL CORPORATION III
   (Exact name of registrants as specified in their charters)


DELAWARE           33-81088 & 33-67390 & 33-93808     75-2337471
DELAWARE                 33-81088-01                  75-2495706
DELAWARE                 33-67390-01                  75-2546077
DELAWARE                 33-81088-02                  75-2546713
DELAWARE                 33-93808-01                  75-2599586
(State or other    (Commission File Number)          (I.R.S. Employer
jurisdiction of                                       Identification No.)
incorporation or
organization)


     2911 TURTLE CREEK BOULEVARD, SUITE 1300
               DALLAS, TEXAS                         75219-6257
     (Address of principal executive offices)        (Zip Code)

                         (214) 521-7898
      (Registrants' telephone number, including area code)





                          Page 1 of 8
                  Index to Exhibits on Page 7

ITEM 5.  OTHER EVENTS.

     On April 29, 1998, Jeffrey A. Marcus, the founder, chairman, president and CEO of Marcus Cable Company, L.P., announced that he will become the president and chief executive officer of Chancellor Media Corporation. For information regarding this announcement, reference is made to the press release attached hereto as Exhibit 20.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     20.1      Press Release dated April 29, 1998.





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

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

               MARCUS CABLE COMPANY, L.P.
               (Registrant)

               By:  Marcus Cable Properties, L.P., its general
                    partner,

                    By:  Marcus Cable Properties, Inc., its general
                         partner,

April 30, 1998           By:  /s/ Jeffrey A. Marcus
                              Jeffrey A. Marcus
                         Its: President, Chief Executive Officer
                              and Sole Director of Marcus Cable
                              Properties, Inc.(Principal Executive
                              Officer)

                         By:  /s/ Thomas P. McMillin
                              Thomas P. McMillin
                         Its: Executive Vice President and Chief
                              Financial Officer of Marcus Cable
                              Properties, Inc. (Principal Financial
                              Officer)

                         By:  /s/ John P. Klingstedt, Jr.
                              John P. Klingstedt, Jr.
                         Its: Senior Vice President and Controller
                              of Marcus Cable Properties, Inc.
                              (Principal Accounting Officer)

               MARCUS CABLE OPERATING COMPANY, L.L.C.
               (Registrant)

               By:  Marcus Cable Company, L.P., its general
                    partner,

                    By:  Marcus Cable Properties, L.P., its general
                         partner,

                         By:  Marcus Cable Properties, Inc., its
                              general partner,

April 30, 1998           By:  /s/ Jeffrey A. Marcus
                              Jeffrey A. Marcus
                         Its: President, Chief Executive Officer and
                              Sole Director of Marcus Cable
                              Properties, Inc. (Principal Executive
                              Officer)

                         By:  /s/ Thomas P. McMillin
                              Thomas P. McMillin
                         Its: Executive Vice President and Chief
                              Financial Officer of Marcus Cable
                              Properties, Inc. (Principal Financial
                              Officer)

                         By:  /s/ John P. Klingstedt, Jr.
                              John P. Klingstedt, Jr.
                         Its: Senior Vice President and Controller
                              of Marcus Cable Properties, Inc.
                              (Principal Accounting Officer)

                          MARCUS CABLE CAPITAL CORPORATION
                         (Registrant)

April 30, 1998           By:  /s/ Jeffrey A. Marcus
                              Jeffrey A. Marcus
                         Its: President, Chief Executive Officer and
                              Sole Director of Marcus Cable Capital
                              Corporation (Principal Executive
                              Officer)

                         By:  /s/ Thomas P. McMillin
                              Thomas P. McMillin
                         Its: Executive Vice President and Chief
                              Financial Officer of Marcus Cable
                              Capital Corporation (Principal
                              Financial Officer)

                         By:  /s/ John P. Klingstedt, Jr.
                              John P. Klingstedt, Jr.
                         Its: Senior Vice President and Controller
                              of Marcus Cable Capital Corporation
                              (Principal Accounting Officer)

                         MARCUS CABLE CAPITAL CORPORATION II
                         (Registrant)

April 30, 1998           By:  /s/ Jeffrey A. Marcus
                              Jeffrey A. Marcus
                         Its: President, Chief Executive Officer and
                              Sole Director of Marcus Cable Capital
                              Corporation II (Principal Executive
                              Officer)

                         By:  /s/ Thomas P. McMillin
                              Thomas P. McMillin
                         Its: Executive Vice President and Chief
                              Financial Officer of Marcus Cable
                              Capital Corporation II (Principal
                              Financial Officer)

                         By:  /s/ John P. Klingstedt, Jr.
                              John P. Klingstedt, Jr.
                         Its: Senior Vice President and Controller
                              of Marcus Cable Capital Corporation II
                              (Principal Accounting Officer)

                          MARCUS CABLE CAPITAL CORPORATION III
                         (Registrant)

April 30, 1998           By:  /s/ Jeffrey A. Marcus
                              Jeffrey A. Marcus
                         Its: President, Chief Executive Officer and
                              Sole Director of Marcus Cable Capital
                              Corporation III (Principal Executive
                              Officer)

                         By:  /s/ Thomas P. McMillin
                              Thomas P. McMillin
                         Its: Executive Vice President and Chief
                              Financial Officer of Marcus Cable
                              Capital Corporation III (Principal
                              Financial Officer)

                         By:  /s/ John P. Klingstedt, Jr.
                              John P. Klingstedt, Jr.
                         Its: Senior Vice President and Controller
                              of Marcus Cable Capital Corporation
                              III (Principal Accounting  Officer)

                         INDEX TO EXHIBITS



Exhibit                                                                Page
Number    Description                                                Number

 20.1     Press Release dated April 29, 1998                            8

                                                      Exhibit 20.1

FOR IMMEDIATE RELEASE
APRIL 29, 1998


CONTACT:  Thomas P. McMillin
PHONE: (214) 521-7898


JEFFREY A. MARCUS TO JOIN CHANCELLOR MEDIA CORPORATION AS PRESIDENT
                               & CEO
     Will Remain Chairman and General Partner of Marcus Cable

DALLAS, Tex., April 29, 1998 - Jeffrey A. Marcus, the founder, chairman, president and CEO of Marcus Cable, announced today he will become the president and chief executive officer of Chancellor Media Corporation. Mr. Marcus will remain as chairman and general partner of Marcus Cable, passing day-to-day operating responsibilities to a new president and CEO. The company announced it will commission a national search to fill the position. Mr. Marcus will remain in his current position until the new president and CEO is appointed.

"We will be looking for a seasoned cable veteran who is known to Wall Street and the banking community," Mr. Marcus said. "Our new president will oversee the operation of the company, reporting to me. I will retain the role of helping to determine the overall strategy and direction of Marcus Cable."

Earlier this month, the limited partnership interests of Marcus Cable were purchased by Paul G. Allen in a transaction valued at $2.775 billion. The company and Mr. Allen stated that the new alliance would result in the early introduction of new and advanced services to Marcus Cable customers, as well as facilitating the continued growth of the company.

"We have been aware of Jeff's interest in Chancellor and his desire to help direct that company's future growth," Mr. Allen said. "Fortunately, Marcus Cable will continue to benefit from his guidance as chairman, and from the exemplary cable management team that he has established. They, along with the new president, will continue to fulfill the promise of the broadband cable pipe in this ever increasing wired world."

Marcus Cable is principally engaged in the management and operation of domestic wired telecommunications networks, including cable television systems, distance education networks and Internet services. It is currently the nation's tenth largest cable operator serving over
1.2 million customers in 18 states. More information on Marcus Cable can be found on the company's website on the Internet at www.marcuscable.com.

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